UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 17, 2005

THE HOME DEPOT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8207	95-3261426

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2455 Paces Ferry Road, N.W. Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

(770) 433-8211

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 2.02    Results of Operations and Financial Condition.

     On May 17, 2005, The Home Depot, Inc. issued a press release, filed as Exhibit 99.1 and incorporated herein by reference, announcing the Company’s financial results for the fiscal quarter ended May 1, 2005.

     The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall be deemed filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01   Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release of The Home Depot, Inc. dated May 17, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.
By:	/s/ Carol B. Tome
	Name:	Carol B. Tome
	Title:	Executive Vice President and Chief Financial Officer

Date:    May 17, 2005

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of The Home Depot, Inc. dated May 17, 2005